Q4 Fiscal 2024 Supplemental Information November 12, 2024

Certain information in this presentation constitutes forward-looking statements as contemplated by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, current views and estimates of our outlook for fiscal 2025, other future economic circumstances, industry conditions in domestic and international markets, our performance and financial results (e.g., debt levels, return on invested capital, value-added product growth, capital expenditures, tax rates, access to foreign markets and dividend policy). These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results and experiences to differ materially from anticipated results and expectations expressed in such forward-looking statements. We wish to caution readers not to place undue reliance on any forward-looking statements, which are expressly qualified in their entirety by this cautionary statement and speak only as of the date made. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the factors that may cause actual results and experiences to differ from anticipated results and expectations expressed in such forward-looking statements are the following: (i) global pandemics have had, and may in the future have, an adverse impact on our business and operations; (ii) the effectiveness of restructuring or financial excellence programs; (iii) access to foreign markets together with foreign economic conditions, including currency fluctuations, import/export restrictions and foreign politics; (iv) cyber attacks, other cyber incidents, security breaches or other disruptions of our information technology systems; (v) risks associated with our failure to consummate favorable acquisition transactions or integrate certain acquisitions' operations; (vi) the Tyson Limited Partnership’s ability to exercise significant control over the Company; (vii) fluctuations in the cost and availability of inputs and raw materials, such as live cattle, live swine, feed grains (including corn and soybean meal) and energy; (viii) market conditions for finished products, including competition from other global and domestic food processors, supply and pricing of competing products and alternative proteins and demand for alternative proteins; (ix) outbreak of a livestock disease (such as African swine fever (ASF), avian influenza (AI) or bovine spongiform encephalopathy (BSE)), which could have an adverse effect on livestock we own, the availability of livestock we purchase, consumer perception of certain protein products or our ability to conduct our operations; (x) changes in consumer preference and diets and our ability to identify and react to consumer trends; (xi) effectiveness of advertising and marketing programs; (xii) significant marketing plan changes by large customers or loss of one or more large customers; (xiii) our ability to leverage brand value propositions; (xiv) changes in availability and relative costs of labor and contract farmers and our ability to maintain good relationships with team members, labor unions, contract farmers and independent producers providing us livestock; (xv) issues related to food safety, including costs resulting from product recalls, regulatory compliance and any related claims or litigation; (xvi) compliance with and changes to regulations and laws (both domestic and foreign), including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws; (xvii) the effect of climate change and any legal or regulatory response thereto; (xviii) adverse results from litigation; (xix) risks associated with leverage, including cost increases due to rising interest rates or changes in debt ratings or outlook; (xx) impairment in the carrying value of our goodwill or indefinite life intangible assets; (xxi) our participation in a multiemployer pension plan; (xxii) volatility in capital markets or interest rates; (xxiii) risks associated with our commodity purchasing activities; (xxiv) the effect of, or changes in, general economic conditions; (xxv) impacts on our operations caused by factors and forces beyond our control, such as natural disasters, fire, bioterrorism, pandemics, armed conflicts or extreme weather; (xxvi) failure to maximize or assert our intellectual property rights; (xxvii) effects related to changes in tax rates, valuation of deferred tax assets and liabilities, or tax laws and their interpretation; and (xxviii) the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including those included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and Quarterly reports on Form 10-Q. This presentation contains the financial measures “EBITDA,” “Adjusted EBITDA,” “Adjusted EPS”, “Adjusted Operating Income”, “Adjusted Operating Margin” and “Free Cash Flow” which are not calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measure has been provided in the Appendix. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Forward-Looking Statements Non-GAAP Financial Measures

Key Messages Operations Strong performance in 4Q24 with AOI more than doubling wraps up impressive YoY improvement for FY24 Financial Strength Significant cash generation with free cash flow more than 2x dividend and substantial reduction of net leverage ratio to 2.6x Guidance for FY25 Solid growth in AOI behind productivity in Prepared Foods and ongoing strength in Chicken Controlling the Controllables Focus on priorities is delivering tangible benefits

Prepared Foods • AOI1 performance in line with expectations resulting in best full year since FY18 • Full year volume growth in total outside of retail FY24 Segment Highlights 1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. Beef • Spread compression driven by continued tight cattle supply as expected • Meaningful heifer retention yet to unfold Pork • Significant YoY AOI1 increase in FY24 in line with expectations • Herd health and productivity remain strong Chicken • Strong finish drives best full year AOI1 performance since FY17 • Market tailwinds and operational efficiencies driving results

FY25 Enterprise Priorities Strengthening our iconic brands to expand reach and introduce innovation for new occasions Investing in big data, analytics, and AI to improve operational decision-making and drive consumer insights and actions Focusing on cash flow by managing capex and working capital Supporting team members to reinforce our culture and drive success Striving for best-in-class operations by gaining efficiencies and eliminating waste, with strong impact in Prepared Foods Team Member Development Customer & Consumer Obsession Data & Digital Delivery Capital Allocation Operational Excellence

FY25 Segment Priorities – Prepared Foods Operational Excellence • Enhance throughput and yield; eliminate waste • Reduce SKU complexity • Improve service levels Customer & Consumer Obsession • Advance platform innovations • Expand distribution on top performing SKUs Data & Digital Delivery • Data-driven consumer insights and MAP support to drive growth

FY25 Segment Priorities – Chicken Operational Excellence • Continuous improvement in live, plant operations and disciplined S&OP Customer & Consumer Obsession • Focus on long-term, win-win partnerships with customers • Invest in value-added products including the #1 brand in Chicken Capital Allocation • Deploy capital into high ROI areas including fully-cooked portfolio

FY25 Segment Priorities – Beef Operational Excellence • Manage yield, mix and efficiency to enhance cost structure • Align cattle procurement to support customer and consumer demand Customer & Consumer Obsession • Continue to invest in value-added capabilities in areas of strong demand • Target category leadership and strengthen customer partnerships Data & Digital Delivery • Scale analytics for agile decision making

FY25 Segment Priorities – Pork Operational Excellence • Drive capacity utilization through the network • Continue to optimize yield and mix Customer & Consumer Obsession • Continue to invest in value-added capabilities in areas of strong demand • Target category leadership and strengthen customer partnerships Data & Digital Delivery • Scale data and digital for better decision making

Growing Contribution from Prepared Foods & Chicken

Prepared Foods

(in millions of dollars)



~25%
$799
$905
$1,000
FY19 – '23 Average
FY24
FY25 Midpoint[2]

Chicken

(in millions of dollars)



~228%
$335
$1,015
$1,100
FY19 – '23 Average
FY24
FY25 Midpoint[2]

% of Total Company AOI[1]:	Prepared Foods FY19 – '23 Average	Prepared Foods FY24 – FY25 Midpoint	Chicken FY19 – '23 Average	Chicken FY24 – FY25 Midpoint
	~25%	~50%	~10%	> 50%

[1] Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix.
[2] Midpoint refers to the middle of FY25 guidance range for both the segment and total company.

Tyson Foods

Enterprise Sales, AOI and EPS Performance

Fourth Quarter FY24 vs Comparable Prior Year Period

in $m, except EPS (in $ per share)	4Q24	
Sales	$13,565	+1.6% vs PY
AOI[1]	$512	+117% vs PY
AOI Margin[1]	3.8%	+200bps vs PY
Adjusted EPS[1]	$0.92	+149% vs PY



4Q ADJUSTED OPERATING INCOME[1]
(in millions of dollars)
$236
$281
$54
$27
$2
$(88)
$512
4Q23
Chicken
Prepared Foods
Pork
Int'l/Other
Beef
4Q24

[1] Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix.

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. Sales AOI1 FY24 (in $m) $9,851 $905 vs PY +0.1% +$16 Volume: +0.9% Price: (0.8)% AOI %1: 9.2% YoY: +20 bps Sales AOI1 4Q24 (in $m) $2,472 $205 vs PY (1.2)% +$54 Volume: (1.4)% Price: +0.2% AOI %1: 8.3% YoY: +230 bps Growing Profitability in Prepared Foods 4Q24 & FY24

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. 2 Average Sales Price Change and Adjusted Operating Margin (Non-GAAP) exclude the impact of $118 million and $156 million of legal contingency accruals recognized as a reduction to Sales for 4Q23 and FY23, respectively Sales AOI1,2 FY24 (in $m) $16,425 $1,015 vs PY (3.7)% +$1,092 Volume: (2.2)% Price2: (2.4)% AOI %1,2: 6.2% YoY: +660 bps Sales AOI1,2 4Q24 (in $m) $4,251 $356 vs PY +2.3% +$281 Volume: (0.7)% Price2: +0.2% AOI %1,2: 8.4% YoY: +660 bps Fundamentally Stronger Chicken Business 4Q24 & FY24

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. Sales AOI1 FY24 (in $m) $20,479 $(291) vs PY +6.0% $(524) Volume: +1.6% Price: +4.4% AOI %1: (1.4)% YoY: (260) bps Sales AOI1 4Q24 (in $m) $5,261 $(71) vs PY +4.6% $(88) Volume: +3.7% Price: +0.9% AOI %1: (1.3)% YoY: (160) bps Navigating Industry Challenges in Beef 4Q24 & FY24

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. 2 Average Sales Price Change and Adjusted Operating Margin (Non-GAAP) exclude a $45 million legal contingency accrual recognized as a reduction to Sales for FY24. Sales AOI1,2 FY24 (in $m) $5,903 $142 vs PY +2.3% +$270 Volume: +3.8% Price2: (0.7)% AOI %1,2: 2.4% YoY: +460 bps Sales AOI1 4Q24 (in $m) $1,438 $19 vs PY (3.7)% +$27 Volume: +3.2% Price: (6.9)% AOI %1: 1.3% YoY: +180 bps Strong YOY Improvement in Pork Profitability 4Q24 & FY24

589 508 467 375 354 267 263 248 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1.6x 2.4x 3.2x 4.1x 3.9x 3.6x 3.0x 2.6x 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 $(187) $1,458 FY23 FY24 $1,024 $733 FY23 FY24 Dividend Share Repurchase FREE CASH FLOW 1 (in millions of dollars) Leverage Ratio (Net Debt/Adj. LTM EBITDA)1 Capital Expenditures (in millions) Return Cash to Shareholders (in millions) 1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. Build Financial Strength Manage our leverage ratio to be at or below our long-term target Invest in our Business Disciplined investments to modernize and expand capacity to support growth Return Cash to Shareholders Committed to returning cash to shareholders through dividends and opportunistic share repurchases Robust Cash Flow and Strengthening Financial Position

1 The Company is not able to reconcile its full-year fiscal 2025 projected adjusted results to its fiscal 2025 projected GAAP results because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Therefore, because of the uncertainty and variability of the nature of the number of future adjustments, such as legal contingency accruals and other significant items which could be significant, the Company is unable to provide a reconciliation for these forward-looking non-GAAP measures without unreasonable effort. Adjusted operating margin should not be considered a substitute for operating margin or any other measures of financial performance reported in accordance with GAAP. Investors should rely primarily on the Company’s GAAP results and use non-GAAP financial measures only supplementally in making investment decisions. Prepared Foods AOI1 $0.9 – 1.1B Chicken AOI1 $1.0 – 1.2B Beef AOI1 $(0.4) – (0.2)B Pork AOI1 $0.1 – 0.2B Sales Growth (1)% – Flat Total AOI1 $1.8 – 2.2B Net Interest Expense ~$380M Adjusted Tax Rate1 ~24 – 25% Capital Expenditures $1.0 – 1.2B Free Cash Flow1 > Dividend FY25 Guidance1

• Significant improvement in profitability and financial health in FY24 • Consistently delivering on our strategic priorities • Continuing upward momentum with ~10% AOI growth in FY25 at midpoint driven by Prepared Foods and Chicken • One Team. One Tyson.

Appendix

AOI Bridge by P&L Items

Fourth Quarter FY24 vs Comparable Prior Year Period

$ millions



$236
$3
$27
$209
$37
$512
Q4 2023 AOI 1
Net Volume Impact 2
Sales Price/Mix 3
COGS Price/Mix 4
SG&A 5
Q4 2024 AOI 1

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix.
2 Represents the net impact of the change in Sales and change in COGS attributable to decreased sales volumes.
3 Excludes the impact of a legal contingency accrual of $118 million in the fourth quarter of fiscal 2023.
4 Excludes the impacts of $27 million of plant closure and disposal charges, $3 million of costs, net of insurance proceeds, related to a production facility fire and subsequent decision to sell the facility in the Netherlands and $51 million of production facility fire proceeds, net of costs incurred in the fourth quarter of fiscal 2024, and $215 million of plant closure and disposal charges, $17 million of product line discontinuation charges, $6 million of restructuring and related charges, $4 million of production facility fire costs, net of insurance proceeds and $19 million of China plant relocation remuneration in the fourth quarter of fiscal 2023.
5 Excludes the impact of $8 million of brand discontinuation charges and $25 million of restructuring and related charges in the fourth quarter of fiscal 2024 and 2023, respectively.

TYSON FOODS, INC. November 12, 2024 21

Adjusted Operating Income (Loss), Adjusted Income (Loss) before Income Taxes, Adjusted Income Tax Expense (Benefit), Adjusted Net Income (Loss) Attributable to Tyson, Adjusted Operating Margin and Adjusted EPS, EBITDA, Adjusted EBITDA, net debt to EBITDA, net leverage ratio or net debt to Adjusted EBITDA, and Free Cash Flow are presented as supplemental financial measures in the evaluation of our business that are not required by, or presented in accordance with GAAP. The non-GAAP financial measures are tools intended to assist our management and investors in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations on an ongoing basis. These non-GAAP measures should not be a substitute for their comparable GAAP financial measures. Investors should rely primarily on our GAAP results and use non-GAAP financial measures only supplementally in making investment decisions. We believe the presentation of these non-GAAP financial measures helps management and investors to assess our operating performance from period to period, including our ability to generate earnings sufficient to service our debt, enhances understanding of our financial performance and highlights operational trends. These measures are widely used by investors and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our calculation of non-GAAP measures may not be comparable to similarly titled measures reported by other companies and other companies may not define these non-GAAP financial measures in the same way, which may limit their usefulness of comparative measures. Definitions EBITDA is defined as net income (loss) before interest, income taxes (benefits), depreciation and amortization. Net debt to EBITDA (Adjusted EBITDA) represents the ratio of our debt, net of cash, cash equivalents and short-term investments, to EBITDA (and to Adjusted EBITDA). EBITDA, Adjusted EBITDA, net debt to EBITDA and net debt to Adjusted EBITDA are presented as supplemental financial measurements in the evaluation of our business. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Income (Loss) before Income Taxes, Adjusted Income Tax Expense (Benefit), Adjusted Net Income (Loss) Attributable to Tyson and Adjusted EPS are defined as EBITDA, Operating Income (Loss), Income (Loss) before Income Taxes, Income Tax Expense (Benefit), Net Income (Loss) Attributable to Tyson and diluted earnings per share, respectively, excluding the impacts of any items that management believes do not directly reflect our core operations on an ongoing basis. Free Cash Flow is defined as Cash Provided by Operating Activities minus payments for Property, Plant and Equipment. Non-GAAP Financial Measures TYSON FOODS, INC. November 12, 2024 22

GAAP Results to Non-GAAP Results Reconciliations

$ in millions, except per share data (Unaudited)

Results for the fourth quarter ended September 28, 2024

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ 525		$ 475	$ 111	$ 357	$ 1.00
Production facility fire insurance proceeds, net of costs[1]	-	(51)	-	-	(51)	(31)	(82)	(19)	(63)	(0.18)
Plant closures and disposals	-	27	-	-	27	-	27	(10)	37	0.10
The Netherlands facility[2]	-	3	-	-	3	-	3	11	(8)	(0.02)
Brand discontinuation	-	-	8	-	8	-	8	2	6	0.02
Adjusted Non-GAAP Results					$ 512		$ 431	$ 95	$ 329	$ 0.92

Results for the fourth quarter ended September 30, 2023

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ (463)		$ (556)	$ (113)	$ (450)	$ (1.31)
Production facilities fire costs, net of insurance proceeds[1]	-	4	-	-	4	-	4	1	3	0.01
Restructuring and related charges	-	6	25	-	31	-	31	8	23	0.06
Plant closures and disposals	-	215	-	-	215	-	215	55	160	0.45
Legal contingency accruals	118	-	-	-	118	-	118	30	88	0.25
China plant relocation remuneration[3]	-	(19)	-	-	(19)	-	(19)	(5)	(11)	(0.03)
Product line discontinuation	-	17	-	-	17	-	17	4	13	0.04
Goodwill impairment[4]	-	-	-	333	333	-	333	-	333	0.93
Remeasurement of net deferred tax liabilities at lower enacted state tax rates	-	-	-	-	-	-	-	26	(26)	(0.07)
Impact of antidilutive securities[5]	-	-	-	-	-	-	-	-	-	0.04
Adjusted Non-GAAP Results					$ 236		$ 143	$ 6	$ 133	$ 0.37

1 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

2 Relates to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

3 The China plant relocation remuneration EPS impact was net of $3 million associated with Net Income (Loss) Attributable to Noncontrolling Interests.

4 Goodwill impairment was non-deductible for income tax purposes and the EPS impact was net of $24 million associated with Net Income (Loss) Attributable to Noncontrolling Interests.

5 GAAP EPS, Net Income (Loss) Per Share Attributable to Tyson, excluded the impact of certain antidilutive securities given the Company incurring a net loss for fiscal 2023. Adjusted Non-GAAP EPS is in a net income position, and thus, the impact of the otherwise antidilutive securities under GAAP EPS were added back in the calculation of Adjusted Non-GAAP EPS.

TYSON FOODS, INC. November 12, 2024 23

GAAP Results to Non-GAAP Results Reconciliations

$ in millions, except per share data (Unaudited)

Results for the twelve months ended September 28, 2024	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ 1,409		$ 1,092	$ 270	$ 800	$ 2.25
Production facility fire insurance proceeds, net of costs[1]	-	(70)	-	-	(70)	(34)	(104)	(24)	(80)	(0.23)
Restructuring and related charges	-	-	31	-	31	-	31	8	23	0.06
Plant closures and disposals	-	182	-	-	182	-	182	36	146	0.41
Legal contingency accruals	45	129	-	-	174	-	174	41	133	0.38
The Netherlands facility[2]	-	86	-	-	86	-	86	11	75	0.21
Brand discontinuation	-	-	8	-	8	-	8	2	6	0.02
Adjusted Non-GAAP Results					$ 1,820		$ 1,469	$ 344	$ 1,103	$ 3.10

Results for the twelve months ended September 30, 2023	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ (395)		$ (678)	$ (29)	$ (648)	$ (1.87)
Production facilities fire insurance proceeds, net of costs[1]	-	(53)	-	-	(53)	(22)	(75)	(17)	(58)	(0.16)
Restructuring and related charges	-	29	95	-	124	-	124	29	95	0.26
Plant closures and disposals	-	322	-	-	322	-	322	82	240	0.67
Legal contingency accruals	156	-	-	-	156	-	156	39	117	0.33
China plant relocation remuneration[3]	-	(19)	-	-	(19)	-	(19)	(5)	(11)	(0.03)
Product line discontinuation	-	17	-	-	17	-	17	4	13	0.04
Goodwill impairment[4]	-	-	-	781	781	-	781	-	757	2.13
Remeasurement of net deferred tax liabilities at lower enacted state tax rates	-	-	-	-	-	-	-	26	(26)	(0.07)
Impact of antidilutive securities[5]	-	-	-	-	-	-	-	-	-	0.04
Adjusted Non-GAAP Results					$ 933		$ 628	$ 129	$ 479	$ 1.34

1 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

2 Relates to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

3 The China plant relocation remuneration EPS impact was net of $3 million associated with Net Income (Loss) Attributable to Noncontrolling Interests.

4 Goodwill impairment was non-deductible for income tax purposes and the EPS impact was net of $24 million associated with Net Income (Loss) Attributable to Noncontrolling Interests.

5 GAAP EPS, Net Income (Loss) Per Share Attributable to Tyson, excluded the impact of certain antidilutive securities given the Company incurring a net loss for fiscal 2023. Adjusted Non-GAAP EPS is in a net income position, and thus, the impact of the otherwise antidilutive securities under GAAP EPS were added back in the calculation of Adjusted Non-GAAP EPS.

TYSON FOODS, INC. November 12, 2024 24

Adjusted Operating Income (Loss) Non-GAAP Reconciliations

$ in millions (Unaudited)

Adjusted Segment Operating Income (Loss)
(for the fourth quarter ended September 28, 2024)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ (71)	$ (16)	$ 409	$ 203	$ -	$ 525
(Less): Production facility fire insurance proceeds, net of costs[1]	-	-	(51)	-	-	(51)
Add/(Less): Plant closures and disposals	-	35	(8)	-	-	27
Add: The Netherlands facility[2]	-	-	-	-	3	3
Add: Brand discontinuation	-	-	6	2	-	8
Adjusted operating income (loss)	$ (71)	$ 19	$ 356	$ 205	$ 3	$ 512

Adjusted Segment Operating Income (Loss)
(for the fourth quarter ended September 30, 2023)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ (323)	$ (11)	$ (267)	$ 118	$ 20	$ (463)
Add: Production facilities fire costs, net of insurance proceeds[1]	-	-	4	-	-	4
Add: Restructuring and related charges	7	3	5	16	-	31
Add: Plant closures and disposals	-	-	215	-	-	215
Add: Legal contincency accruals	-	-	118	-	-	118
(Less): China plant relocation remuneration	-	-	-	-	(19)	(19)
Add: Product line discontinuation	-	-	-	17	-	17
Add: Goodwill impairment	333	-	-	-	-	333
Adjusted operating income (loss)	$ 17	$ (8)	$ 75	$ 151	$ 1	$ 236

Adjusted Segment Operating Income (Loss)
(for the twelve months ended September 28, 2024)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ (381)	$ (40)	$ 988	$ 879	$ (37)	$ 1,409
(Less): Production facility fire insurance proceeds, net of costs[1]	-	-	(70)	-	-	(70)
Add: Restructuring and releated charges	4	1	2	24	-	31
Add: Plant closures and disposals	41	108	33	-	-	182
Add: Legal contingency accruals	45	73	56	-	-	174
Add: The Netherlands facility[2]	-	-	-	-	86	86
Add: Brand discontinuation	-	-	6	2	-	8
Adjusted operating income (loss)	$ (291)	$ 142	$ 1,015	$ 905	$ 49	$ 1,820

Adjusted Segment Operating Income (Loss)
(for the twelve months ended September 30, 2023)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ (91)	$ (139)	$ (770)	$ 823	$ (218)	$ (395)
(Less): Production facilities fire insurance proceeds, net of costs[1]	(42)	-	(11)	-	-	(53)
Add: Restructuring and related charges	33	11	16	49	15	124
Add: Plant Closures and disposals	-	-	322	-	-	322
Add: Legal contingency accruals	-	-	156	-	-	156
(Less): China plant remuneration	-	-	-	-	(19)	(19)
Add: Product line discontinuation	-	-	-	17	-	17
Add: Goodwill impairment	333	-	210	-	238	781
Adjusted operating income (loss)	$ 233	$ (128)	$ (77)	$ 889	$ 16	$ 933

1 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

2 Relates to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

TYSON FOODS, INC. November 12, 2024 25

Adjusted Operating Income (Loss) Non-GAAP Reconciliations

$ in millions (Unaudited)

Adjusted Segment Operating Income (Loss)
(for the twelve months ended October 1, 2022)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ 2,502	$ 193	$ 955	$ 746	$ 14	$ 4,410
(Less): Production facility fire insurance proceeds, net of costs	(27)	-	(35)	-	-	(62)
Add: Restructuring and related charges	16	5	6	36	3	66
Adjusted operating income (loss)	$ 2,491	$ 198	$ 926	$ 782	$ 17	$ 4,414

Adjusted Segment Operating Income (Loss)
(for the twelve months ended October 2, 2021)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ 3,240	$ 328	$ (625)	$ 1,456	$ (3)	$ 4,396
(Less): Gain on sale of business	-	-	-	(784)	-	(784)
Add: Production facilities fire costs, net of insurance proceeds	-	-	23	-	-	23
Add: Legal contingency accruals	-	-	626	-	-	626
Add: China plant relocation charge	-	-	-	-	27	27
Adjusted operating income (loss)	$ 3,240	$ 328	$ 24	$ 672	$ 24	$ 4,288

Adjusted Segment Operating Income (Loss)
(for the twelve months ended October 3, 2020)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ 1,580	$ 565	$ 122	$ 743	$ (2)	$ 3,008
Add: Restructuring and releated charges	9	3	33	27	3	75
Add: Production facilities fire costs, net of insurance proceeds	1	-	-	-	-	1
Adjusted operating income (loss) prior to adjustment for additional week	1,590	568	155	770	1	3,084
Add/(Less): Estimated impact of additional week	(37)	(13)	(7)	(18)	1	(74)
Adjusted operating income (loss)	$ 1,553	$ 555	$ 148	$ 752	$ 2	$ 3,010

Adjusted Segment Operating Income (Loss)
(for the twelve months ended September 28, 2019)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ 1,050	$ 263	$ 621	$ 843	$ (7)	$ 2,770
Add: Restructuring and related charges	1	1	21	18	-	41
Add: Keystone purchase accounting and acquisition related costs	-	-	13	-	24	37
Add: Production facilities fire costs, net of insurance proceeds	31	-	-	-	-	31
Add: Impairment associated with the planned divestiture of a business	-	-	-	41	-	41
Adjusted operating income (loss)	$ 1,082	$ 264	$ 655	$ 902	$ 17	$ 2,920

Adjusted Segment Operating Income (Loss)
(5-Year Average of Fiscal Years 2019 - 2023)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
5-Year Average	$ 1,720	$ 243	$ 336	$ 799	$ 15	$ 3,113
% of Total Company 5-year Average	55%	8%	11%	26%	0%	100%

TYSON FOODS, INC. November 12, 2024 26

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Twelve Months Ended			
	September 28, 2024		September 30,2023	
Net income (loss)	$	822	$	(649)
Less: Interest income		(89)		(30)
Add: Interest expense		481		355
Add/(Less): Income tax expense (benefit)		270		(29)
Add: Depreciation		1,159		1,100
Add: Amortization[1]		229		229
EBITDA	$	2,872	$	976
Adjustments to EBITDA:				
Less: Production facilities fire insurance proceeds, net of costs[2]	$	(104)	$	(75)
Add: Restructuring and related charges		31		124
Add: Plant closures and disposals		182		322
Add: Legal contingency accruals		174		156
Add: The Netherlands facility[3]		86		-
Add: Brand discontinuation		8		-
Add: Goodwill impairment		-		781
Less: China plant relocation remuneration		-		(19)
Add: Product line discontinuation		-		17
Less: Depreciation and amortization included in EBITDA adjustments[4]		(129)		(133)
Total Adjusted EBITDA	$	3,120	$	2,149
Total gross debt	$	9,787	$	9,506
Less: Cash and cash equivalents		(1,717)		(573)
Less: Short-term investments		(10)		(15)
Total net debt	$	8,060	$	8,918
Ratio Calculations:				
Gross debt/EBITDA		3.4x		9.7x
Net debt/EBITDA		2.8x		9.1x
Gross debt/Adjusted EBITDA		3.1x		4.4x
Net debt/Adjusted EBITDA		2.6x		4.1x

1 Excludes the amortization of debt issuance and debt discount expense of $12 million and $10 million for the twelve months ended September 28, 2024 and September 30, 2023, respectively, as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

3 Relates to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

4 Removal of accelerated depreciation of $127 million related to plant closures and disposals for the twelve months ended September 28, 2024 and $19 million related to restructuring and related charges and $114 million related to plant closures and disposals for the twelve months ended September 30, 2023 as they are already included in depreciation expense. Removal of accelerated amortization of $2 million related to brand discontinuation for the twelve months ended September 28, 2024 as it is already included in amortization expense.

TYSON FOODS, INC. November 12, 2024 27

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Nine Months Ended		Fiscal Year Ended	Twelve Months Ended
	June 29, 2024	July 1, 2023	September 30, 2023	June 29, 2024
Net income (loss)	$ 458	$ (206)	$ (649)	$ 15
Less: Interest income	(60)	(22)	(30)	(68)
Add: Interest expense	351	262	355	444
Add/(Less): Income tax expense (benefit)	159	84	(29)	46
Add: Depreciation	902	762	1,100	1,240
Add: Amortization[1]	171	174	229	226
EBITDA	$ 1,981	$ 1,054	$ 976	$ 1,903
Adjustments to EBITDA:				
Less: Production facilities fire insurance proceeds, net of costs[2]	$ (22)	$ (79)	$ (75)	$ (18)
Add: Restructuring and related charges	31	93	124	62
Add: Plant closures	155	107	322	370
Add: Legal contingency accruals	174	38	156	292
Add: The Netherlands facility[3]	83	-	-	83
Add: Goodwill impairment	-	448	781	333
Less: China plant relocation remuneration	-	-	(19)	(19)
Add: Product line discontinuation	-	-	17	17
Less: Depreciation included in EBITDA adjustments[4]	(127)	(38)	(133)	(222)
Total Adjusted EBITDA	$ 2,275	$ 1,623	$ 2,149	$ 2,801
Total gross debt			$ 9,506	$ 11,021
Less: Cash and cash equivalents			(573)	(2,569)
Less: Short-term investments			(15)	(13)
Total net debt			$ 8,918	$ 8,439
Ratio Calculations:				
Gross debt/EBITDA			9.7x	5.8x
Net debt/EBITDA			9.1x	4.4x
Gross debt/Adjusted EBITDA			4.4x	3.9x
Net debt/Adjusted EBITDA			4.1x	3.0x

1 Excludes the amortization of debt issuance and debt discount expense of $9 million for the nine months ended June 29, 2024, $7 million for the nine months ended July 1, 2023, $10 million for the fiscal year ended September 30, 2023 and $12 million for the twelve months ended June 29, 2024 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

3 Relates to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

4 Removal of accelerated depreciation of $127 million related to plant closures and disposals for the nine months ended June 29, 2024; $14 million related to restructuring and related charges and $24 million related to plant closures and disposals for the nine months ended July 1, 2023; $19 million related to restructuring and related charges and $114 million related to plant closures and disposals for the twelve months ended September 30, 2023; and $5 million related to restructuring and related charges and $217 million related to plant closures and disposals for the twelve months ended June 29, 2024 as they are already included in depreciation expense.

TYSON FOODS, INC. November 12, 2024 28

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Six Months Ended March 30, 2024	Six Months Ended April 1, 2023	Fiscal Year Ended September 30, 2023	Twelve Months Ended March 30, 2024
Net income (loss)	$ 262	$ 229	$ (649)	$ (616)
Less: Interest income	(24)	(16)	(30)	(38)
Add: Interest expense	216	173	355	398
Add/(Less): Income tax expense (benefit)	102	75	(29)	(2)
Add: Depreciation	602	500	1,100	1,202
Add: Amortization[1]	115	115	229	229
EBITDA	$ 1,273	$ 1,076	$ 976	$ 1,173
Adjustments to EBITDA:				
Less: Production facilities fire insurance proceeds, net of costs[2]	$ (27)	$ (35)	$ (75)	$ (67)
Add: Restructuring and related charges	31	43	124	112
Add: Plant closures	114	92	322	344
Add: Legal contingency accruals	73	-	156	229
Add: Goodwill impairment	-	-	781	781
Less: China plant relocation remuneration	-	-	(19)	(19)
Add: The Netherlands facility[3]	80	-	-	80
Add: Product line discontinuation	-	-	17	17
Less: Depreciation included in EBITDA adjustments[4]	(92)	(19)	(133)	(206)
Total Adjusted EBITDA	$ 1,452	$ 1,157	$ 2,149	$ 2,444
Total gross debt			$ 9,506	$ 10,960
Less: Cash and cash equivalents			(573)	(2,182)
Less: Short-term investments			(15)	(16)
Total net debt			$ 8,918	$ 8,762
Ratio Calculations:				
Gross debt/EBITDA			9.7x	9.3x
Net debt/EBITDA			9.1x	7.5x
Gross debt/Adjusted EBITDA			4.4x	4.5x
Net debt/Adjusted EBITDA			4.1x	3.6x

1 Excludes the amortization of debt issuance and debt discount expense of $5 million for the six months ended March 30, 2024 and April 1, 2023, and $10 million for the fiscal year ended September 30, 2023 and the twelve months ended March 30, 2024 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

3 Relates to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

4 Removal of accelerated depreciation of $92 million related to plant closures and disposals for the six months ended March 30, 2024; $10 million related to restructuring and related charges and $9 million related to plant closures and disposals for the six months ended April 1, 2023; $19 million related to restructuring and related charges and $114 million related to plant closures and disposals for the twelve months ended September 30, 2023; and $9 million related to restructuring and related charges and $197 million related to plant closures and disposals for the twelve months ended March 30, 2024 as they are already included in depreciation expense.

TYSON FOODS, INC. November 12, 2024 29

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Three Months Ended		Fiscal Year Ended	Twelve Months Ended
	December 30,2023	December 31, 2022	September 30, 2023	December 30,2023
Net income (loss)	$ 114	$ 320	$ (649)	$ (855)
Less: Interest income	(10)	(9)	(30)	(31)
Add: Interest expense	105	84	355	376
Add/(Less): Income tax expense (benefit)	47	114	(29)	(96)
Add: Depreciation	312	243	1,100	1,169
Add: Amortization[1]	59	58	229	230
EBITDA	$ 627	$ 810	$ 976	$ 793
Adjustments to EBITDA:				
Less: Production facilities fire insurance proceeds, net of costs[2]	$ (27)	$ (35)	$ (75)	$ (67)
Add: Restructuring and related charges	30	21	124	133
Add: Plant closures	75	-	322	397
Add: Legal contingency accruals	73	-	156	229
Add: The Netherlands facility[3]	26	-	-	26
Add: Goodwill impairment	-	-	781	781
Less: China plant relocation remuneration	-	-	(19)	(19)
Add: Product line discontinuation	-	-	17	17
Less: Depreciation included in EBITDA adjustments[4]	(60)	(6)	(133)	(187)
Total Adjusted EBITDA	$ 744	$ 790	$ 2,149	$ 2,103
Total gross debt			$ 9,506	$ 9,678
Less: Cash and cash equivalents			(573)	(1,484)
Less: Short-term investments			(15)	(15)
Total net debt			$ 8,918	$ 8,179
Ratio Calculations:				
Gross debt/EBITDA			9.7x	12.2x
Net debt/EBITDA			9.1x	10.3x
Gross debt/Adjusted EBITDA			4.4x	4.6x
Net debt/Adjusted EBITDA			4.1x	3.9x

1 Excludes the amortization of debt issuance and debt discount expense of $2 million for the three months ended December 30, 2023 and December 31, 2022, and $10 million for the fiscal year ended September 30, 2023 and the twelve months ended December 30, 2023 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

3 Relates to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

4 Removal of accelerated depreciation of $60 million related to plant closures and disposals for the three months ended December 30, 2023; $6 million related to restructuring and related charges for the three months ended December 31, 2022; $19 million related to restructuring and related charges and $114 million related to plant closures and disposals for the twelve months ended September 30, 2023; and $13 million related to restructuring and related charges and $174 million related to plant closures and disposals for the twelve months ended December 30, 2023 as they are already included in depreciation expense.

TYSON FOODS, INC. November 12, 2024 30

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Nine Months Ended		Fiscal Year Ended	Twelve Months Ended
	July 1, 2023	July 2, 2022	October 1, 2022	July 1, 2023
Net income (loss)	$ (206)	$ 2,712	$ 3,249	$ 331
Less: Interest income	(22)	(10)	(17)	(29)
Add: Interest expense	262	282	365	345
Add: Income tax expense	84	771	900	213
Add: Depreciation	762	699	945	1,008
Add: Amortization[1]	174	186	246	234
EBITDA	$ 1,054	$ 4,640	$ 5,688	$ 2,102
Adjustments to EBITDA:				
Less: Production facilities fire insurance proceeds, net of costs[2]	$ (79)	$ (107)	$ (114)	$ (86)
Add: Restructuring and related charges	93	-	66	159
Add: Plant closures	107	-	-	107
Add: Legal contingency accrual	38	-	-	38
Add: Goodwill impairment	448	-	-	448
Less: Depreciation included in EBITDA adjustments[3]	(38)	-	-	(38)
Total Adjusted EBITDA	$ 1,623	$ 4,533	$ 5,640	$ 2,730
Total gross debt			$ 8,321	$ 9,320
Less: Cash and cash equivalents			(1,031)	(699)
Less: Short-term investments			(1)	(7)
Total net debt			$ 7,289	$ 8,614
Ratio Calculations:				
Gross debt/EBITDA			1.5x	4.4x
Net debt/EBITDA			1.3x	4.1x
Gross debt/Adjusted EBITDA			1.5x	3.4x
Net debt/Adjusted EBITDA			1.3x	3.2x

1 Excludes the amortization of debt issuance and discount expense of $7 million for the nine months ended July 1, 2023 and July 2, 2022, and $11 million for the fiscal year ended October 1, 2022, and the twelve months ended July 1, 2023 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

3 Removal of accelerated depreciation of $14 million related to restructuring and related charges and $24 million related to the plant closures and disposals for the nine months ended July 1, 2023 as it is already included in depreciation expense.

TYSON FOODS, INC. November 12, 2024 31

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Six Months Ended April 1, 2023	Six Months Ended April 2, 2022	Fiscal Year Ended October 1, 2022	Twelve Months Ended April 1, 2023
Net income (loss)	$ 229	$ 1,959	$ 3,249	$ 1,519
Less: Interest income	(16)	(6)	(17)	(27)
Add: Interest expense	173	197	365	341
Add: Income tax expense	75	538	900	437
Add: Depreciation	500	466	945	979
Add: Amortization[1]	115	124	246	237
EBITDA	$ 1,076	$ 3,278	$ 5,688	$ 3,486
Adjustments to EBITDA:				
Less: Production facilities fire insurance proceeds, net of costs[2]	$ (35)	$ (40)	$ (114)	$ (109)
Add: Restructuring and related charges	43	-	66	109
Add: Plant closures	92	-	-	92
Less: Depreciation included in EBITDA adjustments[3]	(19)	-	-	(19)
Total Adjusted EBITDA	$ 1,157	$ 3,238	$ 5,640	$ 3,559
Total gross debt			$ 8,321	$ 8,930
Less: Cash and cash equivalents			(1,031)	(543)
Less: Short-term investments			(1)	(7)
Total net debt			$ 7,289	$ 8,380
Ratio Calculations:				
Gross debt/EBITDA			1.5x	2.6x
Net debt/EBITDA			1.3x	2.4x
Gross debt/Adjusted EBITDA			1.5x	2.5x
Net debt/Adjusted EBITDA			1.3x	2.4x

1 Excludes the amortization of debt issuance and debt discount expense of $5 million for the six months ended April 1, 2023 and April 2, 2022, and $11 million for the fiscal year ended October 1, 2022 and the twelve months ended April 1, 2023 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

3 Removal of accelerated depreciation of $10 million related to restructuring and related charges and $9 million related to the plant closures and disposals for the six months ended April 1, 2023 as it is already included in depreciation expense.

TYSON FOODS, INC. November 12, 2024 32

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Three Months Ended		Fiscal Year Ended	Twelve Months Ended
	December 31, 2022	January 1, 2022	October 1, 2022	December 31, 2022
Net income (loss)	$ 320	$ 1,126	$ 3,249	$ 2,443
Less: Interest income	(9)	(3)	(17)	(23)
Add: Interest expense	84	100	365	349
Add: Income tax expense	114	284	900	730
Add: Depreciation	243	236	945	952
Add: Amortization[1]	58	62	246	242
EBITDA	$ 810	$ 1,805	$ 5,688	$ 4,693
Adjustments to EBITDA:				
Less: Production facilities fire insurance proceeds, net of costs[2]	$ (35)	$ (45)	$ (114)	$ (104)
Add: Restructuring and related charges	21	-	66	87
Total Adjusted EBITDA	$ 796	$ 1,760	$ 5,640	$ 4,676
Total gross debt			$ 8,321	$ 8,349
Less: Cash and cash equivalents			(1,031)	(654)
Less: Short-term investments			(1)	(2)
Total net debt			$ 7,289	$ 7,693
Ratio Calculations:				
Gross debt/EBITDA			1.5x	1.8x
Net debt/EBITDA			1.3x	1.6x
Gross debt/Adjusted EBITDA			1.5x	1.8x
Net debt/Adjusted EBITDA			1.3x	1.6x

1 Excludes the amortization of debt issuance and debt discount expense of $2 million for the three months ended December 31, 2022 and January 1, 2022, and $11 million for the fiscal year ended October 1, 2022 and the twelve months ended December 31, 2022 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

TYSON FOODS, INC. November 12, 2024 33

September 28, 2024 September 30, 2023 Cash Provided by Operating Activities 2,590$ 1,752$ Additions to property, plant and equipment (1,132) (1,939) Free cash flow 1,458$ (187)$ Twelve Months Ended Free Cash Flow Non-GAAP Reconciliation $ in millions (Unaudited) TYSON FOODS, INC. November 12, 2024 34